Exhibit 99.2

Investor Supplement
Fourth Quarter 2019
The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”). The results of operations for interim periods should not be considered indicative of results to be expected for the full year.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 33.
Caution Regarding Forward-Looking Statements
This Investor Supplement may contain or incorporate by reference information that includes or is based on forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events, and can be identified by the fact that they relate to future actions, performance or results rather than strictly to historical or current facts.
Any or all forward-looking statements may turn out to be wrong, and, accordingly, readers are cautioned not to place undue reliance on such statements, which speak only as of February 10, 2020, the date this Investor Supplement was included as an exhibit to the Company's Current Report on Form 8-K. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict, and are not guarantees of future performance. Among the general factors that could cause actual results and financial condition to differ materially from estimated results and financial condition are those listed in periodic reports filed by Kemper with the SEC. No assurances can be given that the results and financial condition contemplated in any forward-looking statements will be achieved or will be achieved in any particular timetable. Kemper assumes no obligation to publicly correct or update any forward-looking statements as a result of events or developments subsequent to the date of this Investor Supplement. The reader is advised, however, to consult any further disclosures Kemper makes on related subjects in its filings with the SEC.

Kemper Corporation
Investor Supplement
Fourth Quarter 2019

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
For Period Ended
Earned Premiums	$1,145.8	1,135.2	1,116.6	$1,074.8	$1,063.6	$1,052.9	$658.1	$609.8	$4,472.4	$3,384.4
Net Investment Income	93.9	91.7	96.0	82.7	91.3	92.0	78.4	79.2	364.3	340.9
Other Income	3.7	7.2	22.7	1.9	2.0	37.8	1.2	1.2	35.5	42.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	39.2	9.8	25.5	64.4	(76.4)	11.0	0.4	0.7	138.9	(64.3)
Net Investment Gains (Loss)	1.1	(0.1)	14.6	12.5	14.2	1.8	3.8	2.1	28.1	21.9
Total Revenues	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$1,094.7	$1,195.5	$741.9	$693.0	$5,039.2	$3,725.1

Net Income	$124.7	$129.0	$122.1	$155.3	$6.5	$92.2	$37.6	$53.8	$531.1	$190.1
Income from Continuing Operations	$124.7	$129.0	$122.1	$155.3	$5.0	$92.3	$37.5	$53.6	$531.1	$188.4
Adjusted Consolidated Net Operating Income [1]	$97.9	$130.0	$91.5	$98.9	$59.9	$104.5	$36.5	$57.5	$418.3	$258.4

Per Unrestricted Common Share Amounts:
Basic:
Net Income	$1.87	$1.93	$1.87	$2.38	$0.10	$1.42	$0.73	$1.03	$8.04	$3.25
Income from Continuing Operations	$1.87	$1.93	$1.87	$2.38	$0.08	$1.42	$0.73	$1.03	$8.04	$3.22
Adjusted Consolidated Net Operating Income [1]	$1.46	$1.95	$1.39	$1.52	$0.92	$1.61	$0.70	$1.11	$6.33	$4.42
Diluted:
Net Income	$1.85	$1.91	$1.84	$2.35	$0.10	$1.40	$0.73	$1.02	$7.96	$3.22
Income from Continuing Operations	$1.85	$1.91	$1.84	$2.35	$0.08	$1.40	$0.73	$1.02	$7.96	$3.19
Adjusted Consolidated Net Operating Income [1]	$1.45	$1.93	$1.38	$1.50	$0.91	$1.59	$0.70	$1.10	$6.27	$4.37

Dividends Paid to Shareholders Per Share	$0.28	$0.25	$0.25	$0.25	$0.24	$0.24	$0.24	$0.24	$1.03	$0.96

At Period End
Total Assets	$12,989.1	$12,819.9	$12,616.5	$12,182.2	$11,544.9	$11,772.6	$8,840.5	$8,371.0
Insurance Reserves	$5,471.8	$5,441.3	$5,426.1	$5,370.4	$5,366.8	$5,303.4	$4,536.4	$4,472.6
Debt	$778.4	$778.7	$873.3	$908.5	$909.0	$1,123.7	$951.8	$592.3
Shareholders’ Equity	$3,972.3	$3,894.2	$3,683.7	$3,320.1	$3,050.1	$3,063.8	$2,045.7	$2,063.8
Shareholders’ Equity Excluding Goodwill[1,2]	$2,858.3	$2,780.2	$2,569.7	$2,208.6	$1,937.7	$1,972.6	$1,722.7	$1,740.8
Common Shares Issued and Outstanding (In Millions)	66.666	66.642	66.564	64.931	64.757	64.738	51.559	51.533
Book Value Per Share[2]	$59.59	$58.43	$55.34	$51.13	$47.10	$47.33	$39.68	$40.05
Book Value Per Share Excluding Goodwill[1,2]	$42.87	$41.72	$38.60	$34.01	$29.92	$30.47	$33.41	$33.78
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1,2]	$53.08	$51.51	$49.82	$47.41	$45.40	$45.66	$36.85	36.35
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1,2]	$36.36	$34.80	$33.08	$30.29	$28.22	$28.81	$30.59	30.08
Debt to Total Capitalization[2]	16.4%	16.7%	19.2%	21.5%	23.0%	26.8%	31.8%	22.3%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	14.8%	12.1%	12.4%	10.8%	7.7%	9.7%	8.5%	8.5%

[1] Non-GAAP Financial Measure. See page 33 for definition.
[2] See Capital Metrics on pages 8-9 for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Revenues:
Earned Premiums	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$1,063.6	$1,052.9	$658.1	$609.8	$4,472.4	$3,384.4
Net Investment Income	93.9	91.7	96.0	82.7	91.3	92.0	78.4	79.2	364.3	340.9
Other Income	3.7	7.2	22.7	1.9	2.0	37.8	1.2	1.2	35.5	42.2
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	39.2	9.8	25.5	64.4	(76.4)	11.0	0.4	0.7	138.9	(64.3)
Net Realized Gains on Sales of Investments	2.8	1.7	21.3	16.1	16.4	3.6	3.8	2.6	41.9	26.4
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(1.7)	(1.8)	(6.7)	(3.5)	(2.2)	(1.8)	—	(0.5)	(13.7)	(4.5)
Portion of Losses Recognized in Other Comprehensive Income	—	—	—	(0.1)	—	—	—	—	(0.1)	—
Net Impairment Losses Recognized in Earnings	(1.7)	(1.8)	(6.7)	(3.6)	(2.2)	(1.8)	—	(0.5)	(13.8)	(4.5)
Total Revenues	1,283.7	1,243.8	1,275.4	1,236.3	1,094.7	1,195.5	741.9	693.0	5,039.2	3,725.1
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	814.9	782.6	825.4	765.4	772.8	757.3	499.5	436.9	3,188.3	2,466.5
Insurance Expenses	265.4	256.0	263.5	234.8	273.2	296.0	171.2	160.1	1,019.7	900.5
Loss from Early Extinguishment of Debt	—	5.8	—	—	—	—	—	—	5.8	—
Interest and Other Expenses	46.5	37.9	38.0	41.4	42.6	61.7	25.7	29.0	163.8	159.0
Total Expenses	1,126.8	1,082.3	1,126.9	1,041.6	1,088.6	1,115.0	696.4	626.0	4,377.6	3,526.0
Income from Continuing Operations before Income Taxes	156.9	161.5	148.5	194.7	6.1	80.5	45.5	67.0	661.6	199.1
Income Tax Benefit (Expense)	(32.2)	(32.5)	(26.4)	(39.4)	(1.1)	11.8	(8.0)	(13.4)	(130.5)	(10.7)
Income from Continuing Operations	124.7	129.0	122.1	155.3	5.0	92.3	37.5	53.6	531.1	188.4
Discontinued Operations:
Income (Loss) from Discontinued Operations before Income Taxes	—	—	—	—	2.1	(0.2)	0.1	0.3	—	2.3
Income Tax Benefit (Expense)	—	—	—	—	(0.6)	0.1	—	(0.1)	—	(0.6)
Income (Loss) from Discontinued Operations	—	—	—	—	1.5	(0.1)	0.1	0.2	—	1.7
Net Income	$124.7	$129.0	$122.1	$155.3	$6.5	$92.2	$37.6	$53.8	$531.1	$190.1
Income from Continuing Operations Per Unrestricted Share:
Basic	$1.87	$1.93	$1.87	$2.38	$0.08	$1.42	$0.73	$1.03	$8.04	$3.22
Diluted	$1.85	$1.91	$1.84	$2.35	$0.08	$1.40	$0.73	$1.02	$7.96	$3.19
Net Income Per Unrestricted Share:
Basic	$1.87	$1.93	$1.87	$2.38	$0.10	$1.42	$0.73	$1.03	$8.04	$3.25
Diluted	$1.85	$1.91	$1.84	$2.35	$0.10	$1.40	$0.73	$1.02	$7.96	$3.22
Dividends Paid to Shareholders Per Share	$0.28	$0.25	$0.25	$0.25	$0.24	$0.24	$0.24	$0.24	$1.03	$0.96
Weighted Average Unrestricted Common Shares Outstanding (in Millions)	66.650	66.622	65.408	64.815	64.748	64.580	51.550	51.503	65.881	58.149

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Assets:
Investments:
Fixed Maturities at Fair Value	$6,922.1	$6,883.6	$6,540.2	$6,573.1	$6,424.2	$6,108.6	$5,260.3	$5,301.2
Equity Securities at Fair Value	907.3	928.7	923.3	916.9	684.4	815.8	514.9	568.2
Equity Securities at Modified Cost	41.9	41.2	38.1	39.2	41.5	50.9	54.1	59.3
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	220.4	213.4	219.7	197.8	187.0	170.0	170.9	168.8
Convertible Securities at Fair Value	37.3	35.6	34.3	33.8	31.5	—	—	—
Short-term Investments at Cost which Approximates Fair Value	470.9	424.2	642.5	350.4	286.1	688.5	169.0	188.8
Other Investments	444.5	447.4	442.8	425.6	414.8	412.8	411.7	413.0
Total Investments	9,044.4	8,974.1	8,840.9	8,536.8	8,069.5	8,246.6	6,580.9	6,699.3
Cash	136.8	133.6	104.4	107.0	75.1	92.8	649.9	115.4
Receivables from Policyholders	1,117.1	1,139.8	1,095.2	1,048.6	1,007.1	1,029.9	407.5	386.0
Other Receivables	219.7	217.1	248.1	254.6	245.4	243.1	189.2	187.9
Deferred Policy Acquisition Costs	537.7	536.5	521.0	499.2	470.0	447.4	388.9	378.0
Goodwill	1,114.0	1,114.0	1,114.0	1,111.5	1,112.4	1,091.2	323.0	323.0
Current Income Tax Assets	44.7	44.1	41.0	19.7	38.9	58.1	0.9	—
Deferred Income Tax Assets	—	—	—	—	—	—	10.6	—
Other Assets	774.7	660.7	651.9	604.8	526.5	563.5	289.6	281.4
Total Assets	$12,989.1	$12,819.9	$12,616.5	$12,182.2	$11,544.9	$11,772.6	$8,840.5	$8,371.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,502.0	$3,499.7	$3,514.2	$3,501.7	$3,491.9	$3,484.3	$3,476.7	$3,467.5
Property and Casualty	1,969.8	1,941.6	1,911.9	1,868.7	1,874.9	1,819.1	1,059.7	1,005.1
Total Insurance Reserves	5,471.8	5,441.3	5,426.1	5,370.4	5,366.8	5,303.4	4,536.4	4,472.6
Unearned Premiums	1,545.5	1,574.9	1,545.6	1,499.5	1,424.3	1,470.9	723.8	690.2
Policyholder Contract Liabilities	309.8	204.1	221.8	254.5	76.8	77.1	76.8	76.8
Current Income Tax Liabilities	—	—	—	—	—	—	—	0.2
Deferred Income Tax Liabilities	178.2	175.3	124.1	82.6	26.2	40.4	—	1.1
Liability for Unrecognized Tax Benefits	—	—	—	3.9	4.4	4.5	9.2	8.1
Accrued Expenses and Other Liabilities	733.1	751.4	741.9	742.7	687.3	688.8	496.8	465.9
Long-term Debt, Current and Non-current, at Amortized Cost	778.4	778.7	873.3	908.5	909.0	1,123.7	951.8	592.3
Total Liabilities	9,016.8	8,925.7	8,932.8	8,862.1	8,494.8	8,708.8	6,794.8	6,307.2
Shareholders’ Equity:
Common Stock	6.7	6.7	6.7	6.5	6.5	6.5	5.2	5.1
Paid-in Capital	1,819.2	1,812.9	1,806.4	1,673.0	1,666.3	1,661.3	681.5	676.9
Retained Earnings	1,810.3	1,704.5	1,593.7	1,489.7	1,355.5	1,365.1	1,289.4	1,264.9
Accumulated Other Comprehensive Income	336.1	370.1	276.9	150.9	21.8	30.9	69.6	116.9
Total Shareholders’ Equity	3,972.3	3,894.2	3,683.7	3,320.1	3,050.1	3,063.8	2,045.7	2,063.8
Total Liabilities and Shareholders’ Equity	$12,989.1	$12,819.9	$12,616.5	$12,182.2	$11,544.9	$11,772.6	$8,840.5	$8,371.0

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2019	Dec 31, 2018
Operating Activities:
Net Income	$531.1	$190.1
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities:
Amortization of Intangible Assets Acquired	29.7	156.3
Equity in Earnings of Equity Method Limited Liability Investments	(1.0)	(11.0)
Distribution of Accumulated Earnings of Equity Method Limited Liability Investments	11.9	13.9
Contribution to Pension Plan	(55.3)	—
Increase in Value of Equity Securities at Fair Value	(138.9)	64.3
Amortization of Investment Securities and Depreciation of Investment Real Estate	0.6	7.7
Net Realized Gains on Sales of Investments	(41.9)	(26.4)
Net Impairment Losses Recognized in Earnings	13.8	4.5
Loss from Early Extinguishment of Debt	5.8	—
Depreciation of Property and Equipment	32.8	15.6
Increase in Receivables	(84.3)	(80.7)
Increase in Deferred Policy Acquisition Costs	(66.9)	(104.6)
Increase in Insurance Reserves	102.3	183.2
Increase in Unearned Premiums	121.2	54.7
Change in Income Taxes	58.8	13.1
Change in Accrued Expenses and Other Liabilities	13.1	49.9
Other, Net	5.3	8.6
Net Cash Provided by Operating Activities (Carryforward to page 7)	538.1	539.2

Kemper Corporation Consolidated Statements of Cash Flows (Dollars in Millions) (Unaudited)

	Year Ended
	Dec 31, 2019	Dec 31, 2018
Net Cash Provided by Operating Activities (Carryforward from page 6)	538.1	539.2
Investing Activities:
Sales, Paydowns and Maturities of Fixed Maturities	1,299.0	2,643.3
Purchases of Fixed Maturities	(1,354.9)	(2,413.2)
Sales of Equity Securities	217.3	351.9
Purchases of Equity Securities	(307.0)	(478.5)
Return of Investment of Equity Method Limited Liability Investments	29.5	14.1
Acquisitions of Equity Method Limited Liability Investments	(73.8)	(43.1)
Decrease (Increase) in Short-term Investments	(176.0)	52.7
Improvements of Investment Real Estate	(1.3)	(1.5)
Acquisition of Business, Net of Cash Acquired	—	(560.6)
Acquisitions of Mortgage Loans	(44.6)	—
Paydowns of Mortgage Loans	17.2	—
Increase (Decrease) in Other Investments	(0.1)	(2.0)
Purchase of Corporate-owned Life Insurance	(150.0)	—
Acquisition of Software and Long-lived Assets	(83.9)	(65.3)
Other, Net	(4.8)	4.6
Net Cash Provided (Used) by Investing Activities	(633.4)	(497.6)
Financing Activities:
Net Proceeds from Issuances of Long-term Debt	49.9	249.4
Repayments of Long-term Debt	(185.0)	(215.0)
Dividends and Dividend Equivalents Paid	(67.8)	(56.4)
Proceeds from Policyholder Contract Liabilities	615.7	11.4
Repayment of Policyholder Contract Liabilities	(383.6)	(2.5)
Proceeds from Issuance of Common Stock, Net of Transaction Costs	127.5	—
Proceeds from Shares Issued under Employee Stock Purchase Plan	(2.1)	—
Cash Exercise of Stock Options	2.4	0.9
Net Cash Provided by Financing Activities	157.0	(12.2)
Increase in Cash	61.7	29.4
Cash, Beginning of Year	75.1	45.7
Cash, End of Period	$136.8	$75.1

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Book Value Per Share
Numerator
Shareholders’ Equity	$3,972.3	$3,894.2	$3,683.7	$3,320.1	$3,050.1	$3,063.8	$2,045.7	$2,063.8
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)	(1,112.4)	(1,091.2)	(323.0)	(323.0)
Shareholders’ Equity Excluding Goodwill[1]	$2,858.3	$2,780.2	$2,569.7	$2,208.6	$1,937.7	$1,972.6	$1,722.7	$1,740.8
Shareholders’ Equity	$3,972.3	$3,894.2	$3,683.7	$3,320.1	$3,050.1	$3,063.8	$2,045.7	$2,063.8
Less: Net Unrealized Gains on Fixed Maturities	(434.0)	(461.3)	(367.8)	(241.9)	(110.4)	(107.6)	(145.6)	(190.5)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,538.3	$3,432.9	$3,315.9	$3,078.2	$2,939.7	$2,956.2	$1,900.1	$1,873.3
Less: Goodwill	(1,114.0)	(1,114.0)	(1,114.0)	(1,111.5)	(1,112.4)	(1,091.2)	(323.0)	(323.0)
Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,424.3	$2,318.9	$2,201.9	$1,966.7	$1,827.3	$1,865.0	$1,577.1	$1,550.3
Denominator
Common Shares Issued and Outstanding	66.666	66.642	66.564	64.931	64.757	64.738	51.559	51.533
Book Value Per Share	$59.59	$58.43	$55.34	$51.13	$47.10	$47.33	$39.68	$40.05
Book Value Per Share Excluding Goodwill[1]	$42.87	$41.72	$38.60	$34.01	$29.92	$30.47	$33.41	$33.78
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities[1]	$53.08	$51.51	$49.82	$47.41	$45.40	$45.66	$36.85	$36.35
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$36.36	$34.80	$33.08	$30.29	$28.22	$28.81	$30.59	$30.08

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$531.1	$412.9	$376.1	$291.6	$190.1	$220.5	$176.0	$175.0
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$3,584.1	$3,402.4	$3,032.7	$2,708.7	$2,467.8	$2,274.3	$2,068.2	$2,055.8
Rolling 12 Months Return on Average Shareholders' Equity (5-point Average)	14.8%	12.1%	12.4%	10.8%	7.7%	9.7%	8.5%	8.5%

Return on Shareholders’ Equity Excluding Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Goodwill[1]	$2,470.9	$2,293.8	$2,082.3	$1,916.5	$1,833.3	$1,797.6	$1,745.2	$1,732.8
Rolling 12 Months Return on Average Shareholders' Equity Excluding Goodwill (5-point Average)[1]	21.5%	18.0%	18.1%	15.2%	10.4%	12.3%	10.1%	10.1%

Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities[1]	$3,261.0	$3,144.6	$2,838.0	$2,549.5	$2,299.9	$2,081.0	$1,850.2	$1,827.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities (5-point Average)[1]	16.3%	13.1%	13.3%	11.4%	8.3%	10.6%	9.5%	9.6%

Return on Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]
Denominator (5-point Average)
5-point Average Shareholders’ Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill[1]	$2,147.8	$2,036.0	$1,887.6	$1,757.3	$1,665.4	$1,604.4	$1,527.2	$1,504.3
Rolling 12 Months Return on Average Shareholders' Equity Excluding Net Unrealized Gains on Fixed Maturities and Goodwill (5-point Average)[1]	24.7%	20.3%	19.9%	16.6%	11.4%	13.7%	11.5%	11.6%
[1] Non-GAAP financial measure. See definitions beginning on page 33.

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts) (Unaudited)

	Three Months Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Debt and Total Capitalization
Debt	$778.4	$778.7	$873.3	$908.5	$909.0	$1,123.7	$951.8	$592.3
Shareholders’ Equity	3,972.3	3,894.2	3,683.7	3,320.1	3,050.1	3,063.8	2,045.7	2,063.8
Total Capitalization	$4,750.7	$4,672.9	$4,557.0	$4,228.6	$3,959.1	$4,187.5	$2,997.5	$2,656.1
Ratio of Debt to Shareholders’ Equity	19.6%	20.0%	23.7%	27.4%	29.8%	36.7%	46.5%	28.7%
Ratio of Debt to Total Capitalization	16.4%	16.7%	19.2%	21.5%	23.0%	26.8%	31.8%	22.3%

Parent Company Liquidity
Kemper Holding Company Cash and Investments	$206.8	$169.1	$312.7	$118.6	$100.6	$91.3	$708.6	$184.4
Borrowings Available Under Credit Agreement	400.0	400.0	400.0	300.0	300.0	300.0	300.0	225.0
Parent Company Liquidity	$606.8	$569.1	$712.7	$418.6	$400.6	$391.3	$1,008.6	$409.4

Capital Returned to Shareholders
Cash Dividends Paid	18.7	16.7	16.2	16.2	15.6	15.6	12.4	12.5

Kemper Corporation Debt Outstanding, FHLB Advances and Ratings (Dollars in Millions) (Unaudited)

	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Kemper Corporation:
Term Loan due June 29, 2020	$—	$—	$—	$34.9	$34.9	$249.4	$249.4	$—
Term Loan due July 5, 2023	49.9	49.9	—	—	—	—	$—	$—
Senior Notes at Amortized Cost:
5.0% Senior Notes due September 19, 2022	279.9	280.3	280.6	281.0	281.5	281.7	—	—
4.35% Senior Notes due February 15, 2025	448.6	448.5	448.5	448.4	448.4	448.4	448.2	448.1
7.375% Subordinated Debentures due February 27, 2054 at Amortized Cost	—	—	144.2	144.2	144.2	144.2	144.2	144.2
Debt Outstanding	$778.4	$778.7	$873.3	$908.5	$909.0	$1,123.7	$841.8	$592.3

Federal Home Loan Bank Advances to Insurance Subsidiaries:
Reported as Policyholder Account Liabilities:
Federal Home Loan Bank of Chicago	$243.4	$137.6	$155.0	$187.7	$10.0	$10.0	$10.0	$10.0
Reported as Debt Outstanding:
Federal Home Loan Bank of Dallas	$—	$—	$—	$—	$—	$—	$55.0	$—
Federal Home Loan Bank of Chicago	—	—	—	—	—	—	55.0	—

	A.M. Best	Moody’s	S&P	Fitch
As of Date of Financial Supplement
Kemper Debt Ratings:
5.0% Senior Notes due September 19, 2022	bbb-	Baa3	BBB-	—
4.35% Senior Notes due February 15, 2025	bbb-	Baa3	BBB-	BBB
Term Loan due July 5, 2023	NR	Baa3	BBB-	BBB+
Insurance Company Financial Strength Ratings:
Trinity Universal Insurance Company	A-	A3	A-	A
United Insurance Company of America	A-	A3	A-	A-
Reserve National Insurance Company	A-	NR	NR	NR
Infinity Insurance Company	A-	A3	A-	NR

NR - Not Rated

Kemper Corporation Segment Revenues (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Revenues:
Specialty Property & Casualty Insurance:
Earned Premiums:
Specialty Automobile	$733.1	$719.2	$703.7	$669.6	$660.5	$655.3	$307.5	$266.2	$2,825.6	$1,889.5
Commercial Automobile	66.6	64.2	62.3	59.7	57.3	55.9	12.5	12.2	252.8	137.9
Total Specialty Property & Casualty Insurance Earned Premium	799.7	783.4	766.0	729.3	717.8	711.2	320.0	278.4	3,078.4	2,027.4
Net Investment Income	28.3	28.8	28.9	21.5	22.6	20.7	10.2	9.9	107.5	63.4
Other Income	0.8	4.4	1.0	0.8	0.8	0.9	0.4	0.3	7.0	2.4
Total Specialty Property & Casualty Insurance Revenues	828.8	816.6	795.9	751.6	741.2	732.8	330.6	288.6	3,192.9	2,093.2
Preferred Property & Casualty Insurance:
Earned Premiums:
Preferred Automobile	117.2	119.7	117.9	115.4	115.2	111.4	108.7	104.9	470.2	440.2
Homeowners	58.7	61.5	60.8	60.3	63.6	62.5	62.2	61.8	241.3	250.1
Other Personal	9.3	9.8	9.8	9.9	10.0	10.1	10.2	10.1	38.8	40.4
Total Preferred Property & Casualty Insurance Earned Premium	185.2	191.0	188.5	185.6	188.8	184.0	181.1	176.8	750.3	730.7
Net Investment Income	11.5	12.0	12.3	8.3	14.0	20.1	14.0	13.7	44.1	61.8
Total Preferred Property & Casualty Insurance Revenues	196.7	203.0	200.8	193.9	202.8	204.1	195.1	190.5	794.4	792.5
Life & Health Insurance:
Earned Premiums:
Life	95.6	96.2	97.0	95.8	94.1	95.2	95.4	93.7	384.6	378.4
Accident and Health	48.5	47.6	47.9	46.9	45.5	44.9	43.8	43.3	190.9	177.5
Property	16.8	17.0	17.2	17.2	17.4	17.6	17.8	17.6	68.2	70.4
Total Life & Health Insurance Earned Premiums	160.9	160.8	162.1	159.9	157.0	157.7	157.0	154.6	643.7	626.3
Net Investment Income	52.0	49.7	53.0	51.7	51.7	51.0	54.5	53.7	206.4	210.9
Other Income	2.9	2.9	1.6	1.1	1.1	1.2	0.9	0.8	8.5	4.0
Total Life & Health Insurance Revenues	215.8	213.4	216.7	212.7	209.8	209.9	212.4	209.1	858.6	841.2
Total Segment Revenues	1,241.3	1,233.0	1,213.4	1,158.2	1,153.8	1,146.8	738.1	688.2	4,845.9	3,726.9
Income (Loss) from Change in Fair Value of Equity and Convertible Securities	39.2	9.8	25.5	64.4	(76.4)	11.0	0.4	0.7	138.9	(64.3)
Net Realized Gains on Sales of Investments	2.8	1.7	21.3	16.1	16.4	3.6	3.8	2.6	41.9	26.4
Net Impairment Losses Recognized in Earnings	(1.7)	(1.8)	(6.7)	(3.6)	(2.2)	(1.8)	—	(0.5)	(13.8)	(4.5)
Other	2.1	1.1	21.9	1.2	3.1	35.9	(0.4)	2.0	26.3	40.6
Total Revenues	$1,283.7	$1,243.8	$1,275.4	$1,236.3	$1,094.7	$1,195.5	$741.9	$693.0	$5,039.2	$3,725.1

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Segment Operating Profit:
Specialty Property & Casualty Insurance	$78.5	$98.6	$79.4	$99.4	$61.5	$26.9	$28.2	$29.0	$355.9	$145.6
Preferred Property & Casualty Insurance	16.1	26.5	6.4	3.3	6.6	14.1	(8.7)	16.6	52.3	28.6
Life & Health Insurance	35.5	41.0	16.1	29.3	18.3	33.5	33.8	30.3	121.9	115.9
Total Segment Operating Profit	130.1	166.1	101.9	132.0	86.4	74.5	53.3	75.9	530.1	290.1
Partial Satisfaction of Judgment	—	—	20.1	—	—	35.7	—	—	20.1	35.7
Other	(7.3)	(3.1)	(12.4)	(8.6)	(11.4)	(14.3)	(8.4)	(5.5)	(31.4)	(39.6)
Corporate and Other Operating Income(Loss)	(7.3)	(3.1)	7.7	(8.6)	(11.4)	21.4	(8.4)	(5.5)	(11.3)	(3.9)
Total Operating Profit	122.8	163.0	109.6	123.4	75.0	95.9	44.9	70.4	518.8	286.2
Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	39.2	9.8	25.5	64.4	(76.4)	11.0	0.4	0.7	138.9	(64.3)
Net Realized Gains on Sales of Investments	2.8	1.7	21.3	16.1	16.4	3.6	3.8	2.6	41.9	26.4
Net Impairment Losses Recognized in Earnings	(1.7)	(1.8)	(6.7)	(3.6)	(2.2)	(1.8)	—	(0.5)	(13.8)	(4.5)
Acquisition Related Transaction Integration and Other Costs	(6.2)	(5.4)	(1.2)	(5.6)	(6.7)	(28.2)	(3.6)	(6.2)	(18.4)	(44.7)
Loss from Early Extinguishment of Debt	—	(5.8)	—	—	—	—	—	—	(5.8)	—
Income from Continuing Operations before Income Taxes	$156.9	$161.5	$148.5	$194.7	$6.1	$80.5	$45.5	$67.0	$661.6	$199.1
Segment Net Operating Income:
Specialty Property & Casualty Insurance	$62.3	$78.5	$62.7	$79.6	$48.5	$21.5	$22.4	$23.4	$283.1	$115.8
Preferred Property & Casualty Insurance	12.8	21.1	5.2	2.8	6.0	12.2	(6.0)	13.5	41.9	25.7
Life & Health Insurance	28.9	33.4	13.3	23.1	13.6	27.1	26.7	24.1	98.7	91.5
Total Segment Net Operating Income	104.0	133.0	81.2	105.5	68.1	60.8	43.1	61.0	423.7	233.0
Corporate and Other Net Operating Income (Loss) From:
Effects of Tax Law Changes	—	—	—	—	0.4	26.0	—	—	—	26.4
Partial Satisfaction of Legal Judgment	—	—	15.9	—	—	28.2	—	—	15.9	28.2
Other	(6.1)	(3.0)	(5.6)	(6.6)	(8.6)	(10.5)	(6.6)	(3.5)	(21.3)	(29.2)
Corporate and Other Net Operating Income (Loss)	(6.1)	(3.0)	10.3	(6.6)	(8.2)	43.7	(6.6)	(3.5)	(5.4)	25.4
Adjusted Consolidated Net Operating Income	97.9	130.0	91.5	98.9	59.9	104.5	36.5	57.5	418.3	258.4
Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	30.9	7.8	20.1	50.9	(60.4)	8.7	0.3	0.6	109.7	(50.8)
Net Realized Gains on Sales of Investments	2.2	1.4	16.8	12.7	13.0	2.8	3.0	2.1	33.1	20.9
Net Impairment Losses Recognized in Earnings	(1.3)	(1.5)	(5.3)	(2.8)	(1.8)	(1.4)	—	(0.4)	(10.9)	(3.6)
Acquisition Related Transaction, Integration and Other Costs	(5.0)	(4.1)	(1.0)	(4.4)	(5.7)	(22.3)	(2.3)	(6.2)	(14.5)	(36.5)
Loss from Early Extinguishment of Debt	—	(4.6)	—	—	—	—	—	—	(4.6)	—
Income from Continuing Operations	$124.7	$129.0	$122.1	$155.3	$5.0	$92.3	$37.5	$53.6	$531.1	$188.4

Kemper Corporation Catastrophe Frequency and Severity (Dollars in Millions) (Unaudited)

	Year Ended Dec 31, 2019
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	41	$11.1	53	30.9	29	$3.1	56	$42.4
$5 - $10	—	—	3	19.0	—	—	3	20.8
$10 - $15	—	—	1	13.1	—	—	1	14.0
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	—	—	—	—	—	—
Total	41	$11.1	57	$63.0	29	$3.1	60	$77.2

	Year Ended Dec 31, 2018
	Specialty Property & Casualty Insurance Segment		Preferred Property & Casualty Insurance Segment		Life & Health Insurance Segment		Consolidated
	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE	Number of Events	Losses and LAE
Range of Losses and LAE Per Event:
Below $5	$35	$4.7	45	32.9	24	$4.0	45	$34.7
$5 - $10	—	—	3	21.3	—	—	4	27.6
$10 - $15	—	—	—	—	—	—	—	—
$15 - $20	—	—	—	—	—	—	—	—
$20 - $25	—	—	—	—	—	—	—	—
Greater Than $25	—	—	1	33.1	—	—	1	33.7
Total	35	$4.7	49	$87.3	24	$4.0	50	$96.0

Kemper Corporation Specialty Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$782.5	$815.0	$804.7	$809.1	$674.7	$735.4	$338.9	$318.4	$3,211.3	$2,067.4

Earned Premiums	$799.7	$783.4	$766.0	$729.3	$717.8	$711.2	$320.0	$278.4	$3,078.4	$2,027.4
Net Investment Income	28.3	28.8	28.9	21.5	22.6	20.7	10.2	9.9	107.5	63.4
Other Income	0.8	4.4	1.0	0.8	0.8	0.9	0.4	0.3	7.0	2.4
Total Revenues	828.8	816.6	795.9	751.6	741.2	732.8	330.6	288.6	3,192.9	2,093.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	599.5	579.4	579.2	544.3	530.3	527.6	247.2	212.3	2,302.4	1,517.4
Catastrophe Losses and LAE	3.8	2.3	4.4	0.6	1.0	1.4	2.1	0.2	11.1	4.7
Prior Years:
Non-catastrophe Losses and LAE	(4.1)	(4.1)	(8.6)	(18.3)	—	(1.6)	4.1	(0.5)	(35.1)	2.0
Catastrophe Losses and LAE	0.2	0.2	(0.1)	0.2	—	—	—	(0.3)	0.5	(0.3)
Total Incurred Losses and LAE	599.4	577.8	574.9	526.8	531.3	527.4	253.4	211.7	2,278.9	1,523.8
Insurance Expenses	150.7	139.2	140.9	124.8	148.0	176.8	49.0	47.9	555.6	421.7
Other Expenses	0.2	1.0	0.7	0.6	0.4	1.7	—	—	2.5	2.1
Operating Profit	78.5	98.6	79.4	99.4	61.5	26.9	28.2	29.0	355.9	145.6
Income Tax Expense	(16.2)	(20.1)	(16.7)	(19.8)	(13.0)	(5.4)	(5.8)	(5.6)	(72.8)	(29.8)
Segment Net Operating Income	$62.3	$78.5	$62.7	$79.6	$48.5	$21.5	$22.4	$23.4	$283.1	$115.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	75.0%	74.0%	75.6%	74.6%	73.9%	74.2%	77.2%	76.2%	74.7%	74.9%
Current Year Catastrophe Losses and LAE Ratio	0.5	0.3	0.6	0.1	0.1	0.2	0.7	0.1	0.4	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	(0.5)	(1.1)	(2.5)	—	(0.2)	1.3	(0.2)	(1.1)	0.1
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	(0.1)	—	—
Total Incurred Loss and LAE Ratio	75.0	73.8	75.1	72.2	74.0	74.2	79.2	76.0	74.0	75.2
Insurance Expense Ratio	18.8	17.8	18.4	17.1	20.6	24.9	15.3	17.2	18.0	20.8
Combined Ratio	93.8%	91.6%	93.5%	89.3%	94.6%	99.1%	94.5%	93.2%	92.0%	96.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	75.0%	74.0%	75.6%	74.6%	73.9%	74.2%	77.2%	76.2%	74.7%	74.9%
Insurance Expense Ratio	18.8	17.8	18.4	17.1	20.6	24.9	15.3	17.2	18.0	20.8
Underlying Combined Ratio	93.8%	91.8%	94.0%	91.7%	94.5%	99.1%	92.5%	93.4%	92.7%	95.7%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	93.8%	91.6%	93.5%	89.3%	94.6%	99.1%	94.5%	93.2%	92.0%	96.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.5	0.3	0.6	0.1	0.1	0.2	0.7	0.1	0.4	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(0.5)	(0.5)	(1.1)	(2.5)	—	(0.2)	1.3	(0.2)	(1.1)	0.1
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	(0.1)	—	—
Underlying Combined Ratio	93.8%	91.8%	94.0%	91.7%	94.5%	99.1%	92.5%	93.4%	92.7%	95.7%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Specialty Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$714.9	$749.5	$734.5	$742.2	$618.5	$679.1	$325.4	$304.9	$2,941.1	$1,927.9

Earned Premiums	$733.1	$719.2	$703.7	$669.6	$660.5	$655.3	$307.5	$266.2	$2,825.6	$1,889.5
Net Investment Income	24.5	24.9	24.6	18.4	19.1	17.2	8.8	8.4	92.4	53.5
Other Income	0.8	4.3	0.9	0.8	0.7	0.9	0.3	0.3	6.8	2.2
Total Revenues	758.4	748.4	729.2	688.8	680.3	673.4	316.6	274.9	2,924.8	1,945.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	557.5	538.2	537.0	498.8	492.0	485.6	237.8	202.8	2,131.5	1,418.2
Catastrophe Losses and LAE	3.3	2.0	4.1	0.5	0.7	1.3	1.7	0.2	9.9	3.9
Prior Years:
Non-catastrophe Losses and LAE	(4.4)	(1.8)	(3.7)	(14.4)	2.4	(1.1)	4.2	0.2	(24.3)	5.7
Catastrophe Losses and LAE	0.2	0.2	—	0.1	—	—	—	(0.2)	0.5	(0.2)
Total Incurred Losses and LAE	556.6	538.6	537.4	485.0	495.1	485.8	243.7	203.0	2,117.6	1,427.6
Insurance Expenses	138.1	128.4	128.9	114.7	132.5	160.8	46.7	45.2	510.1	385.2
Other Expenses	0.2	1.0	0.7	0.6	0.4	1.6	—	—	2.5	2.0
Operating Profit	63.5	80.4	62.2	88.5	52.3	25.2	26.2	26.7	294.6	130.4
Income Tax Expense	(10.5)	(18.4)	(13.0)	(17.8)	(10.9)	(4.8)	(5.4)	(5.2)	(59.7)	(26.3)
Total Product Line Net Operating Income	$53.0	$62.0	$49.2	$70.7	$41.4	$20.4	$20.8	$21.5	$234.9	$104.1
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	76.0%	74.9%	76.3%	74.5%	74.5%	74.1%	77.3%	76.2%	75.4%	75.1%
Current Year Catastrophe Losses and LAE Ratio	0.5	0.3	0.6	0.1	0.1	0.2	0.6	0.1	0.4	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	(0.3)	(0.5)	(2.2)	0.4	(0.2)	1.4	0.1	(0.9)	0.3
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	(0.1)	—	—
Total Incurred Loss and LAE Ratio	75.9	74.9	76.4	72.4	75.0	74.1	79.3	76.3	74.9	75.6
Insurance Expense Ratio	18.8	17.9	18.3	17.1	20.1	24.5	15.2	17.0	18.1	20.4
Combined Ratio	94.7%	92.8%	94.7%	89.5%	95.1%	98.6%	94.5%	93.3%	93.0%	96.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	76.0%	74.9%	76.3%	74.5%	74.5%	74.1%	77.3%	76.2%	75.4%	75.1%
Insurance Expense Ratio	18.8	17.9	18.3	17.1	20.1	24.5	15.2	17.0	18.1	20.4
Underlying Combined Ratio	94.8%	92.8%	94.6%	91.6%	94.6%	98.6%	92.5%	93.2%	93.5%	95.5%
Non-GAAP Measure Reconciliation
Combined Ratio	94.7%	92.8%	94.7%	89.5%	95.1%	98.6%	94.5%	93.3%	93.0%	96.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.5	0.3	0.6	0.1	0.1	0.2	0.6	0.1	0.4	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	(0.3)	(0.5)	(2.2)	0.4	(0.2)	1.4	0.1	(0.9)	0.3
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	—	—	—	(0.1)	—	—
Underlying Combined Ratio	94.8%	92.8%	94.6%	91.6%	94.6%	98.6%	92.5%	93.2%	93.5%	95.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Specialty Property & Casualty Insurance Segment Commercial Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$67.6	$65.5	$70.2	$66.9	$56.2	$56.3	$13.5	$13.5	$270.2	$139.5

Earned Premiums	$66.6	$64.2	$62.3	$59.7	$57.3	$55.9	$12.5	$12.2	$252.8	$137.9
Net Investment Income	3.8	3.9	4.3	3.1	3.5	3.5	1.4	1.5	15.1	9.9
Other Income	—	0.1	0.1	—	0.1	—	0.1	—	0.2	0.2
Total Revenues	70.4	68.2	66.7	62.8	60.9	59.4	14.0	13.7	268.1	148.0
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	42.0	41.2	42.2	45.5	38.3	42.0	9.4	9.5	170.9	99.2
Catastrophe Losses and LAE	0.5	0.3	0.3	0.1	0.3	0.1	0.4	—	1.2	0.8
Prior Years:
Non-catastrophe Losses and LAE	0.3	(2.3)	(4.9)	(3.9)	(2.4)	(0.5)	(0.1)	(0.7)	(10.8)	(3.7)
Catastrophe Losses and LAE	—	—	(0.1)	0.1	—	—	—	(0.1)	—	(0.1)
Total Incurred Losses and LAE	42.8	39.2	37.5	41.8	36.2	41.6	9.7	8.7	161.3	96.2
Insurance Expenses	12.6	10.8	12.0	10.1	15.5	16.0	2.3	2.7	45.5	36.5
Other Expenses	—	—	—	—	—	0.1	—	—	—	0.1
Operating Profit	15.0	18.2	17.2	10.9	9.2	1.7	2.0	2.3	61.3	15.2
Income Tax Expense	(5.7)	(1.7)	(3.7)	(2.0)	(2.1)	(0.6)	(0.4)	(0.4)	(13.1)	(3.5)
Total Product Line Net Operating Income	$9.3	$16.5	$13.5	$8.9	$7.1	$1.1	$1.6	$1.9	$48.2	$11.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	63.0%	64.2%	67.7%	76.1%	66.9%	75.1%	75.2%	77.8%	67.6%	72.0%
Current Year Catastrophe Losses and LAE Ratio	0.8	0.5	0.5	0.2	0.5	0.2	3.2	—	0.5	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	(3.6)	(7.9)	(6.5)	(4.2)	(0.9)	(0.8)	(5.7)	(4.3)	(2.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	0.2	—	—	—	(0.8)	—	(0.1)
Total Incurred Loss and LAE Ratio	64.3	61.1	60.2	70.0	63.2	74.4	77.6	71.3	63.8	69.8
Insurance Expense Ratio	18.9	16.8	19.3	16.9	27.1	28.6	18.4	22.1	18.0	26.5
Combined Ratio	83.2%	77.9%	79.5%	86.9%	90.3%	103.0%	96.0%	93.4%	81.8%	96.3%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	63.0%	64.2%	67.7%	76.1%	66.9%	75.1%	75.2%	77.8%	67.6%	72.0%
Insurance Expense Ratio	18.9	16.8	19.3	16.9	27.1	28.6	18.4	22.1	18.0	26.5
Underlying Combined Ratio	81.9%	81.0%	87.0%	93.0%	94.0%	103.7%	93.6%	99.9%	85.6%	98.5%
Non-GAAP Measure Reconciliation
Combined Ratio	83.2%	77.9%	79.5%	86.9%	90.3%	103.0%	96.0%	93.4%	81.8%	96.3%
Less:
Current Year Catastrophe Losses and LAE Ratio	0.8	0.5	0.5	0.2	0.5	0.2	3.2	—	0.5	0.6
Prior Years Non-catastrophe Losses and LAE Ratio	0.5	(3.6)	(7.9)	(6.5)	(4.2)	(0.9)	(0.8)	(5.7)	(4.3)	(2.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	(0.1)	0.2	—	—	—	(0.8)	—	(0.1)
Underlying Combined Ratio	81.9%	81.0%	87.0%	93.0%	94.0%	103.7%	93.6%	99.9%	85.6%	98.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$172.6	$189.6	$197.5	$179.6	$184.7	$195.6	$198.0	$170.5	$739.3	$748.8

Earned Premiums	$185.2	$191.0	$188.5	$185.6	$188.8	$184.0	$181.1	$176.8	$750.3	$730.7
Net Investment Income	11.5	12.0	12.3	8.3	14.0	20.1	14.0	13.7	44.1	61.8
Total Revenues	196.7	203.0	200.8	193.9	202.8	204.1	195.1	190.5	794.4	792.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	120.2	121.7	119.1	120.8	120.8	116.6	107.8	114.2	481.8	459.4
Catastrophe Losses and LAE	11.9	11.9	22.6	16.6	21.4	18.3	40.3	7.3	63.0	87.3
Prior Years:
Non-catastrophe Losses and LAE	(7.1)	(1.1)	(4.3)	(5.1)	(3.0)	(1.9)	0.6	4.2	(17.6)	(0.1)
Catastrophe Losses and LAE	(3.1)	(15.4)	(0.9)	1.0	(0.8)	(0.2)	(1.8)	(5.4)	(18.4)	(8.2)
Total Incurred Losses and LAE	121.9	117.1	136.5	133.3	138.4	132.8	146.9	120.3	508.8	538.4
Insurance Expenses	58.7	59.4	57.9	57.3	57.8	57.2	56.9	53.6	233.3	225.5
Operating Profit (Loss)	16.1	26.5	6.4	3.3	6.6	14.1	(8.7)	16.6	52.3	28.6
Income Tax Benefit (Expense)	(3.3)	(5.4)	(1.2)	(0.5)	(0.6)	(1.9)	2.7	(3.1)	(10.4)	(2.9)
Segment Net Operating Income (Loss)	$12.8	$21.1	$5.2	$2.8	$6.0	$12.2	$(6.0)	$13.5	$41.9	$25.7
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	64.9%	63.8%	63.2%	65.1%	64.0%	63.4%	59.5%	64.6%	64.2%	62.9%
Current Year Catastrophe Losses and LAE Ratio	6.4	6.2	12.0	8.9	11.3	9.9	22.3	4.1	8.4	11.9
Prior Years Non-catastrophe Losses and LAE Ratio	(3.8)	(0.6)	(2.3)	(2.7)	(1.6)	(1.0)	0.3	2.4	(2.3)	—
Prior Years Catastrophe Losses and LAE Ratio	(1.7)	(8.1)	(0.5)	0.5	(0.4)	(0.1)	(1.0)	(3.1)	(2.5)	(1.1)
Total Incurred Loss and LAE Ratio	65.8	61.3	72.4	71.8	73.3	72.2	81.1	68.0	67.8	73.7
Insurance Expense Ratio	31.7	31.1	30.7	30.9	30.6	31.1	31.4	30.3	31.1	30.9
Combined Ratio	97.5%	92.4%	103.1%	102.7%	103.9%	103.3%	112.5%	98.3%	98.9%	104.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	64.9%	63.8%	63.2%	65.1%	64.0%	63.4%	59.5%	64.6%	64.2%	62.9%
Insurance Expense Ratio	31.7	31.1	30.7	30.9	30.6	31.1	31.4	30.3	31.1	30.9
Underlying Combined Ratio	96.6%	94.9%	93.9%	96.0%	94.6%	94.5%	90.9%	94.9%	95.3%	93.8%
Non-GAAP Measure Reconciliation
Combined Ratio as Reported	97.5%	92.4%	103.1%	102.7%	103.9%	103.3%	112.5%	98.3%	98.9%	104.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	6.4	6.2	12.0	8.9	11.3	9.9	22.3	4.1	8.4	11.9
Prior Years Non-catastrophe Losses and LAE Ratio	(3.8)	(0.6)	(2.3)	(2.7)	(1.6)	(1.0)	0.3	2.4	(2.3)	—
Prior Years Catastrophe Losses and LAE Ratio	(1.7)	(8.1)	(0.5)	0.5	(0.4)	(0.1)	(1.0)	(3.1)	(2.5)	(1.1)
Underlying Combined Ratio	96.6%	94.9%	93.9%	96.0%	94.6%	94.5%	90.9%	94.9%	95.3%	93.8%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Results of Operations and Selected Financial Information (continued) (Dollars in Millions) (Unaudited)

	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Insurance Reserves:
Preferred Automobile	$262.3	$267.3	$264.5	$268.0	$270.0	$272.3	$276.3	$278.8
Homeowners	95.3	108.8	131.6	133.5	147.9	139.4	137.2	124.6
Other Personal	30.9	32.2	34.0	34.3	35.0	32.6	34.8	35.3
Insurance Reserves	$388.5	$408.3	$430.1	$435.8	$452.9	$444.3	$448.3	$438.7
Insurance Reserves:
Loss and Allocated LAE Reserves:
Case and Allocated LAE	$264.1	$277.8	$278.5	$290.2	$312.5	$304.4	$307.7	$313.6
Incurred but Not Reported	96.0	100.4	120.2	113.0	110.0	109.0	109.6	95.5
Total Loss Reserves	360.1	378.2	398.7	403.2	422.5	413.4	417.3	409.1
Unallocated LAE Reserves	28.4	30.1	31.4	32.6	30.4	30.9	31.0	29.6
Insurance Reserves	$388.5	$408.3	$430.1	$435.8	$452.9	$444.3	$448.3	$438.7

Kemper Corporation Preferred Property & Casualty Insurance Segment Preferred Personal Automobile Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$111.5	$117.5	$123.4	$116.5	$115.7	$119.3	$120.9	$106.2	$468.9	$462.1

Earned Premiums	$117.2	$119.7	$117.9	$115.4	$115.2	$111.4	$108.7	$104.9	$470.2	$440.2
Net Investment Income	5.4	5.6	5.8	3.9	6.5	9.3	6.5	6.3	20.7	28.6
Total Revenues	122.6	125.3	123.7	119.3	121.7	120.7	115.2	111.2	490.9	468.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	86.2	83.2	82.9	80.2	85.6	74.9	74.7	73.6	332.5	308.8
Catastrophe Losses and LAE	1.5	2.1	1.7	2.5	0.4	2.3	3.9	0.6	7.8	7.2
Prior Years:
Non-catastrophe Losses and LAE	(2.8)	(0.5)	(3.7)	(1.2)	(2.2)	(2.6)	(1.4)	0.5	(8.2)	(5.7)
Catastrophe Losses and LAE	0.2	(0.1)	—	(0.1)	—	—	(0.1)	—	—	(0.1)
Total Incurred Losses and LAE	85.1	84.7	80.9	81.4	83.8	74.6	77.1	74.7	332.1	310.2
Insurance Expenses	36.3	36.8	35.5	35.0	34.9	34.0	32.1	31.7	143.6	132.7
Operating Profit	1.2	3.8	7.3	2.9	3.0	12.1	6.0	4.8	15.2	25.9
Income Tax Expense	(0.2)	(0.7)	(1.5)	(0.5)	(0.3)	(2.0)	(1.0)	(0.8)	(2.9)	(4.1)
Total Product Line Net Operating Income (Loss)	$1.0	$3.1	$5.8	$2.4	$2.7	$10.1	$5.0	$4.0	$12.3	$21.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	73.5%	69.5%	70.3%	69.4%	74.3%	67.2%	68.7%	70.1%	70.6%	70.2%
Current Year Catastrophe Losses and LAE Ratio	1.3	1.8	1.4	2.2	0.3	2.1	3.6	0.6	1.7	1.6
Prior Years Non-catastrophe Losses and LAE Ratio	(2.4)	(0.4)	(3.1)	(1.0)	(1.9)	(2.3)	(1.3)	0.5	(1.7)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	0.2	(0.1)	—	(0.1)	—	—	(0.1)	—	—	—
Total Incurred Loss and LAE Ratio	72.6	70.8	68.6	70.5	72.7	67.0	70.9	71.2	70.6	70.5
Insurance Expense Ratio	31.0	30.7	30.1	30.3	30.3	30.5	29.5	30.2	30.5	30.1
Combined Ratio	103.6%	101.5%	98.7%	100.8%	103.0%	97.5%	100.4%	101.4%	101.1%	100.6%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	73.5%	69.5%	70.3%	69.4%	74.3%	67.2%	68.7%	70.1%	70.6%	70.2%
Insurance Expense Ratio	31.0	30.7	30.1	30.3	30.3	30.5	29.5	30.2	30.5	30.1
Underlying Combined Ratio	104.5%	100.2%	100.4%	99.7%	104.6%	97.7%	98.2%	100.3%	101.1%	100.3%
Non-GAAP Measure Reconciliation
Combined Ratio	103.6%	101.5%	98.7%	100.8%	103.0%	97.5%	100.4%	101.4%	101.1%	100.6%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.3	1.8	1.4	2.2	0.3	2.1	3.6	0.6	1.7	1.6
Prior Years Non-catastrophe Losses and LAE Ratio	(2.4)	(0.4)	(3.1)	(1.0)	(1.9)	(2.3)	(1.3)	0.5	(1.7)	(1.3)
Prior Years Catastrophe Losses and LAE Ratio	0.2	(0.1)	—	(0.1)	—	—	(0.1)	—	—	—
Underlying Combined Ratio	104.5%	100.2%	100.4%	99.7%	104.6%	97.7%	98.2%	100.3%	101.1%	100.3%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners and Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$61.1	$72.1	$74.1	$63.1	$69.0	$76.3	$77.1	$64.3	$270.4	$286.7

Earned Premiums	$68.0	$71.3	$70.6	$70.2	$73.6	$72.6	$72.4	$71.9	$280.1	$290.5
Net Investment Income	6.1	6.4	6.5	4.4	7.5	10.8	7.5	7.4	23.4	33.2
Total Revenues	74.1	77.7	77.1	74.6	81.1	83.4	79.9	79.3	303.5	323.7
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	34.0	38.5	36.2	40.6	35.2	41.7	33.1	40.6	149.3	150.6
Catastrophe Losses and LAE	10.4	9.8	20.9	14.1	21.0	16.0	36.4	6.7	55.2	80.1
Prior Years:
Non-catastrophe Losses and LAE	(4.3)	(0.6)	(0.6)	(3.9)	(0.8)	0.7	2.0	3.7	(9.4)	5.6
Catastrophe Losses and LAE	(3.3)	(15.3)	(0.9)	1.1	(0.8)	(0.2)	(1.7)	(5.4)	(18.4)	(8.1)
Total Incurred Losses and LAE	36.8	32.4	55.6	51.9	54.6	58.2	69.8	45.6	176.7	228.2
Insurance Expenses	22.4	22.6	22.4	22.3	22.9	23.2	24.8	21.9	89.7	92.8
Operating Profit (Loss)	14.9	22.7	(0.9)	0.4	3.6	2.0	(14.7)	11.8	37.1	2.7
Income Tax Benefit (Expense)	(3.1)	(4.7)	0.3	—	(0.3)	0.1	3.7	(2.3)	(7.5)	1.2
Total Product Line Net Operating Income (Loss)	$11.8	$18.0	$(0.6)	$0.4	$3.3	$2.1	$(11.0)	$9.5	$29.6	$3.9
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	50.0%	54.0%	51.3%	57.8%	47.9%	57.5%	45.6%	56.5%	53.4%	51.9%
Current Year Catastrophe Losses and LAE Ratio	15.3	13.7	29.6	20.1	28.5	22.0	50.3	9.3	19.7	27.6
Prior Years Non-catastrophe Losses and LAE Ratio	(6.3)	(0.8)	(0.8)	(5.6)	(1.1)	1.0	2.8	5.1	(3.4)	1.9
Prior Years Catastrophe Losses and LAE Ratio	(4.9)	(21.5)	(1.3)	1.6	(1.1)	(0.3)	(2.3)	(7.5)	(6.6)	(2.8)
Total Incurred Loss and LAE Ratio	54.1	45.4	78.8	73.9	74.2	80.2	96.4	63.4	63.1	78.6
Insurance Expense Ratio	32.9	31.7	31.7	31.8	31.1	32.0	34.3	30.5	32.0	31.9
Combined Ratio	87.0%	77.1%	110.5%	105.7%	105.3%	112.2%	130.7%	93.9%	95.1%	110.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	50.0%	54.0%	51.3%	57.8%	47.9%	57.5%	45.6%	56.5%	53.4%	51.9%
Insurance Expense Ratio	32.9	31.7	31.7	31.8	31.1	32.0	34.3	30.5	32.0	31.9
Underlying Combined Ratio	82.9%	85.7%	83.0%	89.6%	79.0%	89.5%	79.9%	87.0%	85.4%	83.8%
Non-GAAP Measure Reconciliation
Combined Ratio	87.0%	77.1%	110.5%	105.7%	105.3%	112.2%	130.7%	93.9%	95.1%	110.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	15.3	13.7	29.6	20.1	28.5	22.0	50.3	9.3	19.7	27.6
Prior Years Non-catastrophe Losses and LAE Ratio	(6.3)	(0.8)	(0.8)	(5.6)	(1.1)	1.0	2.8	5.1	(3.4)	1.9
Prior Years Catastrophe Losses and LAE Ratio	(4.9)	(21.5)	(1.3)	1.6	(1.1)	(0.3)	(2.3)	(7.5)	(6.6)	(2.8)
Underlying Combined Ratio	82.9%	85.7%	83.0%	89.6%	79.0%	89.5%	79.9%	87.0%	85.4%	83.8%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Homeowners Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$52.5	$62.3	$64.2	$54.1	$59.6	$66.0	$66.6	$55.1	$233.1	$247.3

Earned Premiums	$58.7	$61.5	$60.8	$60.3	$63.6	$62.5	$62.2	$61.8	$241.3	$250.1
Net Investment Income	5.2	5.5	5.6	3.8	6.7	9.3	6.5	6.3	20.1	28.8
Total Revenues	63.9	67.0	66.4	64.1	70.3	71.8	68.7	68.1	261.4	278.9
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	30.0	34.2	31.6	35.8	30.7	36.8	28.8	35.2	131.6	131.5
Catastrophe Losses and LAE	10.3	9.3	20.6	13.8	16.8	16.0	35.9	6.5	54.0	75.2
Prior Years:
Non-catastrophe Losses and LAE	(2.7)	0.2	0.9	(1.1)	0.3	1.8	2.7	5.6	(2.7)	10.4
Catastrophe Losses and LAE	(3.4)	(13.6)	(1.0)	1.0	(0.7)	(0.1)	(1.3)	(5.1)	(17.0)	(7.2)
Total Incurred Losses and LAE	34.2	30.1	52.1	49.5	47.1	54.5	66.1	42.2	165.9	209.9
Insurance Expenses	19.6	19.8	19.7	19.6	20.0	20.5	21.9	19.2	78.7	81.6
Operating Profit (Loss)	10.1	17.1	(5.4)	(5.0)	3.2	(3.2)	(19.3)	6.7	16.8	(12.6)
Income Tax Benefit (Expense)	(2.1)	(3.5)	1.2	1.1	(0.3)	1.4	4.4	(1.3)	(3.3)	4.2
Total Product Line Net Operating Income (Loss)	$8.0	$13.6	$(4.2)	$(3.9)	$2.9	$(1.8)	$(14.9)	$5.4	$13.5	$(8.4)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	51.2%	55.6%	51.9%	59.3%	48.3%	58.9%	46.4%	57.0%	54.5%	52.5%
Current Year Catastrophe Losses and LAE Ratio	17.5	15.1	33.9	22.9	26.4	25.6	57.7	10.5	22.4	30.1
Prior Years Non-catastrophe Losses and LAE Ratio	(4.6)	0.3	1.5	(1.8)	0.5	2.9	4.3	9.1	(1.1)	4.2
Prior Years Catastrophe Losses and LAE Ratio	(5.8)	(22.1)	(1.6)	1.7	(1.1)	(0.2)	(2.1)	(8.3)	(7.0)	(2.9)
Total Incurred Loss and LAE Ratio	58.3	48.9	85.7	82.1	74.1	87.2	106.3	68.3	68.8	83.9
Insurance Expense Ratio	33.4	32.2	32.4	32.5	31.4	32.8	35.2	31.1	32.6	32.6
Combined Ratio	91.7%	81.1%	118.1%	114.6%	105.5%	120.0%	141.5%	99.4%	101.4%	116.5%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	51.2%	55.6%	51.9%	59.3%	48.3%	58.9%	46.4%	57.0%	54.5%	52.5%
Insurance Expense Ratio	33.4	32.2	32.4	32.5	31.4	32.8	35.2	31.1	32.6	32.6
Underlying Combined Ratio	84.6%	87.8%	84.3%	91.8%	79.7%	91.7%	81.6%	88.1%	87.1%	85.1%
Non-GAAP Measure Reconciliation
Combined Ratio	91.7%	81.1%	118.1%	114.6%	105.5%	120.0%	141.5%	99.4%	101.4%	116.5%
Less:
Current Year Catastrophe Losses and LAE Ratio	17.5	15.1	33.9	22.9	26.4	25.6	57.7	10.5	22.4	30.1
Prior Years Non-catastrophe Losses and LAE Ratio	(4.6)	0.3	1.5	(1.8)	0.5	2.9	4.3	9.1	(1.1)	4.2
Prior Years Catastrophe Losses and LAE Ratio	(5.8)	(22.1)	(1.6)	1.7	(1.1)	(0.2)	(2.1)	(8.3)	(7.0)	(2.9)
Underlying Combined Ratio	84.6%	87.8%	84.3%	91.8%	79.7%	91.7%	81.6%	88.1%	87.1%	85.1%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Preferred Property & Casualty Insurance Segment Other Personal Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Net Premiums Written	$8.6	$9.8	$9.9	$9.0	$9.4	$10.3	$10.5	$9.2	$37.3	$39.4

Earned Premiums	$9.3	$9.8	$9.8	$9.9	$10.0	$10.1	$10.2	$10.1	$38.8	$40.4
Net Investment Income	0.9	0.9	0.9	0.6	0.8	1.5	1.0	1.1	3.3	4.4
Total Revenues	10.2	10.7	10.7	10.5	10.8	11.6	11.2	11.2	42.1	44.8
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	4.0	4.3	4.6	4.8	4.5	4.9	4.3	5.4	17.7	19.1
Catastrophe Losses and LAE	0.1	0.5	0.3	0.3	4.2	—	0.5	0.2	1.2	4.9
Prior Years:
Non-catastrophe Losses and LAE	(1.6)	(0.8)	(1.5)	(2.8)	(1.1)	(1.1)	(0.7)	(1.9)	(6.7)	(4.8)
Catastrophe Losses and LAE	0.1	(1.7)	0.1	0.1	(0.1)	(0.1)	(0.4)	(0.3)	(1.4)	(0.9)
Total Incurred Losses and LAE	2.6	2.3	3.5	2.4	7.5	3.7	3.7	3.4	10.8	18.3
Insurance Expenses	2.8	2.8	2.7	2.7	2.9	2.7	2.9	2.7	11.0	11.2
Operating Profit	4.8	5.6	4.5	5.4	0.4	5.2	4.6	5.1	20.3	15.3
Income Tax Expense	(1.0)	(1.2)	(0.9)	(1.1)	—	(1.3)	(0.7)	(1.0)	(4.2)	(3.0)
Total Product Line Net Operating Income	$3.8	$4.4	$3.6	$4.3	$0.4	$3.9	$3.9	$4.1	$16.1	$12.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	43.0%	43.9%	46.9%	48.5%	45.0%	48.5%	42.2%	53.5%	45.6%	47.3%
Current Year Catastrophe Losses and LAE Ratio	1.1	5.1	3.1	3.0	42.0	—	4.9	2.0	3.1	12.1
Prior Years Non-catastrophe Losses and LAE Ratio	(17.2)	(8.2)	(15.3)	(28.3)	(11.0)	(10.9)	(6.9)	(18.8)	(17.3)	(11.9)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(17.3)	1.0	1.0	(1.0)	(1.0)	(3.9)	(3.0)	(3.6)	(2.2)
Total Incurred Loss and LAE Ratio	28.0	23.5	35.7	24.2	75.0	36.6	36.3	33.7	27.8	45.3
Insurance Expense Ratio	30.1	28.6	27.6	27.3	29.0	26.7	28.4	26.7	28.4	27.7
Combined Ratio	58.1%	52.1%	63.3%	51.5%	104.0%	63.3%	64.7%	60.4%	56.2%	73.0%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	43.0%	43.9%	46.9%	48.5%	45.0%	48.5%	42.2%	53.5%	45.6%	47.3%
Insurance Expense Ratio	30.1	28.6	27.6	27.3	29.0	26.7	28.4	26.7	28.4	27.7
Underlying Combined Ratio	73.1%	72.5%	74.5%	75.8%	74.0%	75.2%	70.6%	80.2%	74.0%	75.0%
Non-GAAP Measure Reconciliation
Combined Ratio	58.1%	52.1%	63.3%	51.5%	104.0%	63.3%	64.7%	60.4%	56.2%	73.0%
Less:
Current Year Catastrophe Losses and LAE Ratio	1.1	5.1	3.1	3.0	42.0	—	4.9	2.0	3.1	12.1
Prior Years Non-catastrophe Losses and LAE Ratio	(17.2)	(8.2)	(15.3)	(28.3)	(11.0)	(10.9)	(6.9)	(18.8)	(17.3)	(11.9)
Prior Years Catastrophe Losses and LAE Ratio	1.1	(17.3)	1.0	1.0	(1.0)	(1.0)	(3.9)	(3.0)	(3.6)	(2.2)
Underlying Combined Ratio	73.1%	72.5%	74.5%	75.8%	74.0%	75.2%	70.6%	80.2%	74.0%	75.0%
[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Life & Health Insurance Segment Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Earned Premiums	$160.9	$160.8	$162.1	$159.9	$157.0	$157.7	$157.0	$154.6	$643.7	$626.3
Net Investment Income	52.0	49.7	53.0	51.7	51.7	51.0	54.5	53.7	206.4	210.9
Other Income	2.9	2.9	1.6	1.1	1.1	1.2	0.9	0.8	8.5	4.0
Total Revenues	215.8	213.4	216.7	212.7	209.8	209.9	212.4	209.1	858.6	841.2
Policyholders’ Benefits and Incurred Losses and LAE	95.0	88.8	113.5	105.4	103.1	97.0	99.2	104.9	402.7	404.2
Insurance Expenses	85.3	83.6	87.1	78.0	88.4	79.4	79.4	73.9	334.0	321.1
Operating Profit	35.5	41.0	16.1	29.3	18.3	33.5	33.8	30.3	121.9	115.9
Income Tax Expense	(6.6)	(7.6)	(2.8)	(6.2)	(4.7)	(6.4)	(7.1)	(6.2)	(23.2)	(24.4)
Segment Net Operating Income	$28.9	$33.4	$13.3	$23.1	$13.6	$27.1	$26.7	$24.1	$98.7	$91.5

	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018
Insurance Reserves:
Future Policyholder Benefits	$3,385.3	$3,374.6	$3,362.6	$3,346.1	$3,333.6	$3,322.3	$3,313.0	$3,299.9
Incurred Losses and LAE Reserves:
Life	89.2	97.0	121.4	127.0	130.5	134.3	137.7	142.4
Accident and Health	27.5	28.1	30.2	28.6	27.8	27.7	26.0	25.2
Property	3.3	3.5	4.2	3.6	4.4	4.5	3.8	4.1
Total Incurred Losses and LAE Reserves	120.0	128.6	155.8	159.2	162.7	166.5	167.5	171.7
Insurance Reserves	$3,505.3	$3,503.2	$3,518.4	$3,505.3	$3,496.3	$3,488.8	$3,480.5	$3,471.6

Kemper Corporation Life & Health Insurance Segment Life Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Earned Premiums	$95.6	$96.2	$97.0	$95.8	$94.1	$95.2	$95.4	$93.7	$384.6	$378.4
Net Investment Income	50.1	47.8	51.0	49.9	49.6	48.9	52.4	51.7	198.8	202.6
Other Income	2.7	2.8	1.6	1.0	1.0	0.9	0.9	0.7	8.1	3.5
Total Revenues	148.4	146.8	149.6	146.7	144.7	145.0	148.7	146.1	591.5	584.5
Policyholders’ Benefits and Incurred Losses and LAE	65.4	56.0	75.9	72.8	69.9	66.7	69.4	73.4	270.1	279.4
Insurance Expenses	55.4	53.3	56.7	49.9	57.3	51.8	51.2	47.4	215.3	207.7
Operating Profit	27.6	37.5	17.0	24.0	17.5	26.5	28.1	25.3	106.1	97.4
Income Tax Expense	(4.9)	(7.0)	(3.0)	(5.1)	(5.1)	(4.5)	(6.0)	(5.1)	(20.0)	(20.7)
Total Product Line Operating Income	$22.7	$30.5	$14.0	$18.9	$12.4	$22.0	$22.1	$20.2	$86.1	$76.7

Kemper Corporation Life & Health Insurance Segment Accident & Health Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Earned Premiums	$48.5	$47.6	$47.9	$46.9	$45.5	$44.9	$43.8	$43.3	$190.9	$177.5
Net Investment Income	1.5	1.5	1.5	1.5	1.5	1.5	1.6	1.5	6.0	6.1
Other Income	0.2	0.1	—	0.1	0.1	0.3	—	0.1	0.4	0.5
Total Revenues	50.2	49.2	49.4	48.5	47.1	46.7	45.4	44.9	197.3	184.1
Policyholders’ Benefits and Incurred Losses and LAE	25.3	27.6	30.6	26.3	26.1	23.5	24.1	25.2	109.8	98.9
Insurance Expenses	22.8	22.7	22.4	20.8	23.3	19.7	19.7	19.5	88.7	82.2
Operating Profit (Loss)	2.1	(1.1)	(3.6)	1.4	(2.3)	3.5	1.6	0.2	(1.2)	3.0
Income Tax Benefit (Expense)	(0.5)	0.3	0.8	(0.3)	0.8	(1.0)	(0.3)	(0.1)	0.3	(0.6)
Total Product Line Net Operating Income (Loss)	$1.6	$(0.8)	$(2.8)	$1.1	$(1.5)	$2.5	$1.3	$0.1	$(0.9)	$2.4

Kemper Corporation Life & Health Insurance Segment Property Insurance - Results of Operations and Selected Financial Information (Dollars in Millions) (Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Results of Operations
Earned Premiums	$16.8	$17.0	$17.2	$17.2	$17.4	$17.6	$17.8	$17.6	$68.2	$70.4
Net Investment Income	0.4	0.4	0.5	0.3	0.6	0.6	0.5	0.5	1.6	2.2
Total Revenues	17.2	17.4	17.7	17.5	18.0	18.2	18.3	18.1	69.8	72.6
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	3.8	4.5	4.7	5.1	5.0	5.9	4.5	5.1	18.1	20.5
Catastrophe Losses and LAE	0.5	0.5	1.8	0.3	2.3	0.4	1.1	0.2	3.1	4.0
Prior Years:
Non-catastrophe Losses and LAE	(0.1)	0.1	0.2	0.6	(0.3)	0.6	0.1	0.9	0.8	1.3
Catastrophe Losses and LAE	0.1	0.1	0.3	0.3	0.1	(0.1)	—	0.1	0.8	0.1
Total Incurred Losses and LAE	4.3	5.2	7.0	6.3	7.1	6.8	5.7	6.3	22.8	25.9
Insurance Expenses	7.1	7.6	8.0	7.3	7.8	7.9	8.5	7.0	30.0	31.2
Operating Profit	5.8	4.6	2.7	3.9	3.1	3.5	4.1	4.8	17.0	15.5
Income Tax Expense	(1.2)	(0.9)	(0.6)	(0.8)	(0.4)	(0.9)	(0.8)	(1.0)	(3.5)	(3.1)
Total Product Line Net Operating Income	$4.6	$3.7	$2.1	$3.1	$2.7	$2.6	$3.3	$3.8	$13.5	$12.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	22.6%	26.5%	27.3%	29.7%	28.7%	33.5%	25.2%	29.0%	26.5%	29.2%
Current Year Catastrophe Losses and LAE Ratio	3.0	2.9	10.5	1.7	13.2	2.3	6.2	1.1	4.5	5.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	0.6	1.2	3.5	(1.7)	3.4	0.6	5.1	1.2	1.8
Prior Years Catastrophe Losses and LAE Ratio	0.6	0.6	1.7	1.7	0.6	(0.6)	—	0.6	1.2	0.1
Total Incurred Loss and LAE Ratio	25.6	30.6	40.7	36.6	40.8	38.6	32.0	35.8	33.4	36.8
Insurance Expense Ratio	42.3	44.7	46.5	42.4	44.8	44.9	47.8	39.8	44.0	44.3
Combined Ratio	67.9%	75.3%	87.2%	79.0%	85.6%	83.5%	79.8%	75.6%	77.4%	81.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	22.6%	26.5%	27.3%	29.7%	28.7%	33.5%	25.2%	29.0%	26.5%	29.2%
Insurance Expense Ratio	42.3	44.7	46.5	42.4	44.8	44.9	47.8	39.8	44.0	44.3
Underlying Combined Ratio	64.9%	71.2%	73.8%	72.1%	73.5%	78.4%	73.0%	68.8%	70.5%	73.5%
Non-GAAP Measure Reconciliation
Combined Ratio	67.9%	75.3%	87.2%	79.0%	85.6%	83.5%	79.8%	75.6%	77.4%	81.1%
Less:
Current Year Catastrophe Losses and LAE Ratio	3.0	2.9	10.5	1.7	13.2	2.3	6.2	1.1	4.5	5.7
Prior Years Non-catastrophe Losses and LAE Ratio	(0.6)	0.6	1.2	3.5	(1.7)	3.4	0.6	5.1	1.2	1.8
Prior Years Catastrophe Losses and LAE Ratio	0.6	0.6	1.7	1.7	0.6	(0.6)	—	0.6	1.2	0.1
Underlying Combined Ratio	64.9%	71.2%	73.8%	72.1%	73.5%	78.4%	73.0%	68.8%	70.5%	73.5%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior-year catastrophes) on the combined ratio and the effect of prior-year reserve development at the reporting date (including development on prior-year catastrophes) on the combined ratio.

Kemper Corporation Insurance Expenses and Interest and Other Expenses (Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Insurance Expenses:
Commissions	$172.7	$178.3	$183.8	$174.0	$158.7	$166.6	$123.1	$110.3	$708.8	$558.7
General Expenses	70.4	68.9	75.8	62.9	74.9	67.0	43.9	46.1	278.0	231.9
Premium Taxes	22.0	22.7	24.1	24.7	19.3	22.5	15.1	14.1	93.5	71.0
Total Costs Incurred	265.1	269.9	283.7	261.6	252.9	256.1	182.1	170.5	1,080.3	861.6
Policy Acquisition Costs:
Deferred	(105.6)	(119.9)	(120.9)	(128.8)	(122.8)	(156.1)	(106.1)	(96.5)	(475.2)	(481.5)
Amortized	104.6	104.7	99.2	99.8	99.4	98.2	93.7	85.8	408.3	377.1
Net Policy Acquisition Costs Deferred	(1.0)	(15.2)	(21.7)	(29.0)	(23.4)	(57.9)	(12.4)	(10.7)	(66.9)	(104.4)
Amortization of Valuation of Business Acquired ("VOBA")	1.3	1.3	1.5	2.2	43.7	97.8	1.5	0.3	6.3	143.3
Insurance Expenses	265.4	256.0	263.5	234.8	273.2	296.0	171.2	160.1	1,019.7	900.5
Interest and Other Expenses:
Loss from Early Extinguishment of Debt	—	5.8	—	—	—	—	—	—	5.8	—
Interest Expense	10.0	9.2	11.8	11.5	14.1	13.4	8.0	7.9	42.5	43.4
Other Expenses:
Loss (Gain) on Cash Flow Hedge	—	—	—	—	—	(0.2)	—	0.2	—	—
Acquisition Related Transaction, Integration and Other Costs	6.2	5.4	1.2	5.6	6.7	28.2	3.6	6.2	18.4	44.7
Other	30.3	23.3	25.0	24.3	21.8	20.3	14.1	14.7	102.9	70.9
Other Expenses	36.5	28.7	26.2	29.9	28.5	48.3	17.7	21.1	121.3	115.6
Interest and Other Expenses	46.5	43.7	38.0	41.4	42.6	61.7	25.7	29.0	169.6	159.0
Total Expenses	$311.9	$299.7	$301.5	$276.2	$315.8	$357.7	$196.9	$189.1	$1,189.3	$1,059.5

Kemper Corporation Details of Investment Performance (Dollars in Millions)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Net Investment Income
Interest on Fixed Income Securities	$73.9	$73.5	$75.6	$76.4	$71.5	$70.6	$64.4	$62.4	$299.4	$268.9
Dividends on Equity Securities Excluding Alternative Investments	8.3	5.2	6.9	2.5	6.6	2.5	2.6	1.9	22.9	13.6
Alternative Investments:
Equity Method Limited Liability Investments	0.4	1.6	2.6	(3.6)	2.9	(0.4)	1.4	7.1	1.0	11.0
Limited Liability Investments Included in Equity Securities	5.1	5.2	5.1	2.6	3.6	13.7	5.2	3.9	18.0	26.4
Total Alternative Investments	5.5	6.8	7.7	(1.0)	6.5	13.3	6.6	11.0	19.0	37.4
Short-term Investments	1.3	2.5	2.6	1.8	2.7	2.3	1.2	0.8	8.2	7.0
Real Estate	2.7	2.4	2.2	2.5	2.4	2.4	2.4	2.4	9.8	9.6
Loans to Policyholders	5.7	5.9	5.7	5.3	6.0	5.5	5.5	5.5	22.6	22.5
Other	0.6	0.6	0.3	—	0.3	0.2	0.4	—	1.5	0.9
Total Investment Income	98.0	96.9	101.0	87.5	96.0	96.8	83.1	84.0	383.4	359.9
Investment Expenses:
Real Estate	2.4	2.5	2.3	2.4	2.2	2.6	2.6	2.3	9.6	9.7
Other Investment Expenses	1.7	2.7	2.7	2.4	2.5	2.2	2.1	2.5	9.5	9.3
Total Investment Expenses	4.1	5.2	5.0	4.8	4.7	4.8	4.7	4.8	19.1	19.0
Net Investment Income	$93.9	$91.7	$96.0	$82.7	$91.3	$92.0	$78.4	$79.2	$364.3	$340.9
Net Realized Gains (Losses) on Sales of Investments
Fixed Maturities:
Gains on Sales	$1.4	$1.9	$22.7	$15.1	$14.1	$5.9	$1.2	$4.1	$41.1	$25.3
Losses on Sales	—	(0.3)	(1.9)	(2.6)	(4.6)	(2.5)	(1.9)	(2.1)	(4.8)	(11.1)
Equity Securities:
Gains on Sales	1.3	0.2	0.7	3.6	6.9	0.2	4.6	0.6	5.8	12.3
Losses on Sales	0.1	(0.1)	(0.2)	—	—	—	—	—	(0.2)	—
Other Investments:
Losses on Sales	—	—	—	—	—	—	(0.1)	—	—	(0.1)
Net Realized Gains on Sales of Investments	$2.8	$1.7	$21.3	$16.1	$16.4	$3.6	$3.8	$2.6	$41.9	$26.4
Net Impairment Losses Recognized in Earnings
Fixed Maturities	$(1.7)	$(1.7)	$(6.3)	$(3.6)	$(1.5)	$(0.2)	$—	$(0.3)	$(13.3)	$(2.0)
Equity Securities	—	(0.1)	(0.4)	—	(0.7)	(1.6)	—	(0.2)	(0.5)	(2.5)
Net Impairment Losses Recognized in Earnings	$(1.7)	$(1.8)	$(6.7)	$(3.6)	$(2.2)	$(1.8)	$—	$(0.5)	$(13.8)	$(4.5)

Kemper Corporation Details of Invested Assets (Dollars in Millions) (Unaudited)

	Dec 31, 2019		Dec 31, 2018		Dec 31, 2017
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
Fixed Maturities Reported at Fair Value:
U.S. Government and Government Agencies and Authorities	$815.9	9.0%	$865.7	10.7%	$556.1	8.2%
States and Political Subdivisions	1,515.8	16.8	1,619.1	20.1	1,701.8	25.0
Foreign Governments	16.8	0.2	5.9	0.1	3.2	—
Corporate Securities:
Bonds and Notes	3,859.7	42.7	3,393.8	42.1	2,980.6	43.8
Redeemable Preferred Stocks	6.7	0.1	—	—	0.1	—
Collaterized Loan Obligations	618.2	6.8	524.0	6.5	139.8	2.1
Other Mortgage- and Asset-backed	89.0	1.0	15.7	0.2	1.1	—
Total Fixed Maturities Reported at Fair Value	6,922.1	76.5	6,424.2	79.6	5,382.7	79.1
Equity Securities Reported at Fair Value:
Preferred Stocks	59.2	0.7	54.2	0.7	78.8	1.2
Common Stocks	13.2	0.1	10.9	0.1	24.8	0.4
Other Equity Interests:
Exchange Traded Funds	586.8	6.5	427.3	5.3	219.5	3.2
Limited Liability Companies and Limited Partnerships	248.1	2.7	192.0	2.4	202.9	3.0
Total Equity Securities Reported at Fair Value	907.3	10.0	684.4	8.5	526.0	7.7
Equity Securities Reported at Modified Cost:
Preferred Stocks	9.1	0.1	9.2	0.1	—	—
Common Stocks	12.3	0.1	8.8	0.1	—	—
Limited Liability Companies and Limited Partnerships	20.5	0.2	23.5	0.3	—	—
Total Equity Securities Reported at Modified Cost	41.9	0.4	41.5	0.5	—	—
Convertible Securities at Fair Value	37.3	0.4	31.5	0.4	—	—
Equity Method Limited Liability Investments	220.4	2.4	187.0	2.3	161.0	2.4
Fair Value Option Investments	—	—	—	—	77.5	1.1
Short-term Investments at Cost which Approximates Fair Value	470.9	5.2	286.1	3.5	235.5	3.5
Other Investments:
Loans to Policyholders at Unpaid Principal	305.6	3.4	300.6	3.7	298.6	4.4
Real Estate at Depreciated Cost	111.4	1.2	114.2	1.4	116.8	1.7
Mortgage Loans	27.5	0.3	—	—	—	—
Trading Securities at Fair Value	—	—	—	—	6.7	0.1
Other	—	—	—	—	0.1	—
Total Other Investments	444.5	4.9	414.8	5.1	422.2	6.2
Total Investments	$9,044.4	100.0%	$8,069.5	100.0%	$6,804.9	100.0%

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Details of Invested Assets (continued) (Dollars in Millions) (Unaudited)

	Dec 31, 2019		Dec 31, 2018		Dec 31, 2017
	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]	Carrying Value	Percent of Total[1]
S&P Equivalent Rating for Fixed Maturities
AAA, AA, A	$4,387.1	63.4%	$4,156.6	64.7%	$3,481.8	64.7%
BBB	2,044.1	29.5	1,752.6	27.3	1,335.2	24.8
BB, B	319.2	4.6	333.7	5.2	357.2	6.6
CCC or Lower	171.7	2.5	181.3	2.8	208.5	3.9
Total Investments in Fixed Maturities	$6,922.1	100.0%	$6,424.2	100.0%	$5,382.7	100.0%
Duration (in Years)
Total Investments in Fixed Maturities	7.1		6.2		6.2

[1] Sum of percentages for individual lines may not equal subtotals and grand total due to rounding.

Kemper Corporation Investment Concentration (Dollars in Millions) (Unaudited)

	Dec 31, 2019		Dec 31, 2018		Dec 31, 2017
Fair Value of Non-governmental Fixed Maturities by Industry	Amount	Percent of Total Investments	Amount	Percent of Total Investments	Amount	Percent of Total Investments
Finance, Insurance and Real Estate	$1,522.8	16.8%	$1,269.3	15.7%	$780.2	11.5%
Manufacturing	1,356.4	15.0	1,270.0	15.7	1,168.8	17.2
Transportation, Communication and Utilities	650.2	7.2	449.0	5.6	353.7	5.2
Services	604.4	6.7	516.4	6.4	453.3	6.7
Retail Trade	183.3	2.0	164.8	2.0	102.6	1.5
Mining	154.5	1.7	158.6	2.0	163.5	2.4
Wholesale Trade	72.9	0.8	78.4	1.0	81.3	1.2
Agriculture, Forestry and Fishing	12.4	0.1	13.7	0.2	14.5	0.2
Other	16.6	0.2	13.3	0.2	3.7	0.1
Total Fair Value of Non-governmental Fixed Maturities	$4,573.5	50.5%	$3,933.5	48.8%	$3,121.6	46.0%

	Dec 31, 2019
Ten Largest Investment Exposures [1]	Fair Value	Percent of Total Investments
Fixed Maturities:
States including their Political Subdivisions:
Texas	$118.6	1.3%
Georgia	101.8	1.1
Colorado	86.0	1.0
Louisiana	70.9	0.8
Michigan	69.6	0.8
California	67.8	0.7
New York	60.4	0.7
Ohio	55.1	0.6
Equity Securities at Fair Value—Other Equity Interests:
Vanguard Long-Term Corp Bond ETF	106.1	1.2
iShares Long-Term Corporate Bond ETF	69.7	0.8
Total	$806.0	9.0%

[1]	Excluding Investments in U.S. Government and Government Agencies and Authorities at December 31, 2019.

Kemper Corporation Municipal Bond Securities (Dollars in Millions) (Unaudited)

	Dec 31, 2019
	State General Obligation	Political Subdivision General Obligation	Revenue	Total Fair Value	Percent of Total Muni Bond[1]	Percent of Total Investments[1]
Texas	$32.5	$14.0	$72.1	$118.6	7.8%	1.3%
Georgia	60.7	5.2	35.9	101.8	6.7	1.1
Colorado	—	11.2	74.8	86.0	5.7	1.0
Louisiana	47.4	5.9	17.7	71.0	4.7	0.8
Michigan	39.5	—	30.1	69.6	4.6	0.8
California	13.6	5.1	49.1	67.8	4.5	0.7
New York	6.3	2.7	51.5	60.5	4.0	0.7
Ohio	6.3	—	48.8	55.1	3.6	0.6
Washington	15.1	0.3	38.4	53.8	3.5	0.6
Pennsylvania	11.1	2.6	31.0	44.7	2.9	0.5
Virginia	8.0	19.5	14.8	42.3	2.8	0.5
Utah	5.8	—	34.3	40.1	2.6	0.4
Florida	12.7	—	27.2	39.9	2.6	0.4
Minnesota	—	—	37.1	37.1	2.4	0.4
Indiana	—	1.6	35.4	37.0	2.4	0.4
Oregon	32.4	—	3.5	35.9	2.4	0.4
Massachusetts	2.7	1.5	29.9	34.1	2.2	0.4
New Mexico	—	—	33.8	33.8	2.2	0.4
District Of Columbia	—	4.9	26.7	31.6	2.1	0.3
South Carolina	22.6	1.8	5.6	30.0	2.0	0.3
Maryland	2.1	20.4	6.7	29.2	1.9	0.3
Wisconsin	15.2	7.3	6.6	29.1	1.9	0.3
Connecticut	25.8	—	—	25.8	1.7	0.3
Illinois	—	—	24.2	24.2	1.6	0.3
Nebraska	—	7.7	15.6	23.3	1.5	0.3
Tennessee	3.6	8.0	10.6	22.2	1.5	0.2
Missouri	—	—	21.9	21.9	1.4	0.2
Hawaii	20.1	—	—	20.1	1.3	0.2
New Jersey	—	—	19.4	19.4	1.3	0.2
Arkansas	19.2	—	—	19.2	1.3	0.2
Kentucky	—	—	17.1	17.1	1.1	0.2
Rhode Island	4.5	—	11.3	15.8	1.0	0.2
Mississippi	12.9	—	2.5	15.4	1.0	0.2
Alabama	—	—	15.0	15.0	1.0	0.2
Alaska	1.9	2.9	10.1	14.9	1.0	0.2
Iowa	—	—	13.9	13.9	0.9	0.2
Arizona	—	0.8	12.8	13.6	0.9	0.2
Idaho	—	—	12.5	12.5	0.8	0.1
Oklahoma	—	—	11.2	11.2	0.7	0.1
All Other States	5.5	6.3	49.5	61.3	4.0	0.7
Total	$427.5	$129.7	$958.6	$1,515.8	100.0%	16.8%

[1] Sum of percentages for individual lines may not equal total due to rounding.

Kemper Corporation Investments in Limited Liability Companies and Limited Partnerships (Dollars in Millions) (Unaudited)

	Unfunded Commitment	Reported Value
Asset Class	Dec 31, 2019	Dec 31, 2019	Dec 31, 2018
Reported as Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings:
Mezzanine Debt	$59.9	$129.3	$99.6
Senior Debt	21.7	16.0	15.4
Distressed Debt	—	22.7	34.5
Secondary Transactions	15.6	11.5	21.2
Leveraged Buyout	—	0.1	4.2
Growth Equity	—	5.3	5.4
Real Estate	—	29.9	—
Other	—	5.6	6.7
Total Equity Method Limited Liability Investments	97.2	220.4	187.0
Reported as Other Equity Interests at Fair Value:
Mezzanine Debt	94.7	126.1	111.7
Senior Debt	23.2	39.5	34.3
Distressed Debt	18.7	16.8	14.5
Secondary Transactions	6.8	4.9	6.7
Hedge Funds	—	48.2	14.7
Leveraged Buyout	2.2	4.4	4.2
Other	8.0	8.2	5.9
Total Reported as Other Equity Interests at Fair Value	153.6	248.1	192.0
Reported as Other Equity Interests at Modified Cost:
Mezzanine Debt	—	1.6	1.5
Other	0.1	18.9	22.1
Total Reported as Other Equity Interests at Modified Cost	0.1	20.5	23.6
Total Investments in Limited Liability Companies and Limited Partnerships	$250.9	$489.0	$402.6

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity excluding goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share Excluding Goodwill is a common measure used by analysts and investors to compare similar companies.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Net Unrealized Gains on Fixed Maturities and Goodwill is a calculation that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trends in book value per share excluding the after-tax impact of net unrealized gains on fixed income securities and goodwill in conjunction with book value per share to identify and analyze the change in net worth excluding goodwill attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Adjusted Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of:
1) Net Realized Gains on Sales of Investments;
2) Net Impairment Losses Recognized in Earnings related to investments;
3) Income (Loss) from Change in Fair Value of Equity and Convertible Securities;
4) Acquisition Related Transaction, Integration and Other Costs;
5) Loss from Early Extinguishment of Debt; and
6) Significant non-recurring or infrequent items that may not be indicative of ongoing operations.
Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations.
The Company believes that Adjusted Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains on Sales of Investments, Net Impairment Losses Recognized in Earnings related to investments, and Income (Loss) from Change in Fair Value of Equity and Convertible Securities included in the Company’s results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the Company’s investments, the timing of which is unrelated to the insurance underwriting process. Acquisition Related Transaction, Integration and Other Costs may vary significantly between periods and are generally driven by the timing of acquisitions and business decisions which are unrelated to the insurance underwriting process. Loss from Early Extinguishment of Debt is driven by the Company’s financing and refinancing decisions and capital needs, as well as, external economic developments such as debt market conditions, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company’s business or economic trends.

Kemper Corporation
Definitions of Non-GAAP Financial Measures (continued)
A reconciliation of Income from Continuing Operations to Adjusted Consolidated Net Operating Income is presented below:

	Three Months Ended								Year Ended
Dollars in Millions (Unaudited)	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Income from Continuing Operations	$124.7	$129.0	$122.1	$155.3	$5.0	$92.3	$37.5	$53.6	$531.1	$188.4
Less Net Income (Loss) From:
Change in Fair Value of Equity and Convertible Securities	30.9	7.8	20.1	50.9	(60.4)	8.7	0.3	0.6	109.7	(50.8)
Net Realized Gains on Sales of Investments	2.2	1.4	16.8	12.7	13.0	2.8	3.0	2.1	33.1	20.9
Net Impairment Losses Recognized in Earnings	(1.3)	(1.5)	(5.3)	(2.8)	(1.8)	(1.4)	—	(0.4)	(10.9)	(3.6)
Acquisition Related Transaction and Integration Costs	(5.0)	(4.1)	(1.0)	(4.4)	(5.7)	(22.3)	(2.3)	(6.2)	(14.5)	(36.5)
Loss from Early Extinguishment of Debt	—	(4.6)	—	—	—	—	—	—	(4.6)	—
Adjusted Consolidated Net Operating Income	$97.9	$130.0	$91.5	$98.9	$59.9	$104.5	$36.5	$57.5	$418.3	$258.4

Adjusted Consolidated Net Operating Income Per Unrestricted Share is a non-GAAP financial measure. It is computed by dividing Adjusted Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income from Continuing Operations Per Unrestricted Share‐basic. A reconciliation of Income from Continuing Operations Per Unrestricted Share-basic to Adjusted Consolidated Net Operating Income Per Unrestricted Share-basic is presented below:

	Three Months Ended								Year Ended
(Unaudited)	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Income from Continuing Operations Per Unrestricted Share	$1.87	$1.93	$1.87	$2.38	$0.08	$1.42	$0.73	$1.03	$8.04	$3.22
Less Net Income (Loss) Per Unrestricted Share From:
Change in Fair Value of Equity and Convertible Securities	0.46	0.11	0.31	0.78	(0.93)	0.13	0.01	0.01	1.66	(0.87)
Net Realized Gains on Sales of Investments	0.03	0.02	0.26	0.19	0.20	0.04	0.06	0.04	0.50	0.36
Net Impairment Losses Recognized in Earnings	(0.02)	(0.02)	(0.08)	(0.04)	(0.02)	(0.02)	—	(0.01)	(0.16)	(0.06)
Acquisition Related Transaction and Integration Costs	(0.06)	(0.06)	(0.01)	(0.07)	(0.09)	(0.34)	(0.04)	(0.12)	(0.22)	(0.63)
Loss from Early Extinguishment of Debt	—	(0.07)	—	—	—	—	—	—	(0.07)	—
Adjusted Consolidated Net Operating Income Per Unrestricted Share	$1.46	$1.95	$1.39	$1.52	$0.92	$1.61	$0.70	$1.11	$6.33	$4.42

Underlying Combined Ratio is a non-GAAP financial measure. It is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Insurance Expense Ratio. The most directly comparable GAAP financial measure is the Combined Ratio, which is computed by adding total incurred losses and LAE, including the impact of catastrophe losses and loss and LAE reserve development from prior years, with the Insurance Expense Ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company’s property and casualty insurance businesses that may be obscured by catastrophe losses and prior-year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior-year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company’s underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.

Kemper Corporation
As Adjusted for Acquisition Non-GAAP Financial Measure

As Adjusted for Acquisition amounts are non-GAAP financial measures. For the periods subsequent to acquisition, the three months ended December 31, 2019, September 30, 2019, June 30, 2019, March 31, 2019, December 31, 2018 and September 30, 2018, the as adjusted amounts are computed by subtracting the impact of purchase accounting adjustments from the comparable consolidated GAAP financial measure reported by Kemper. For the periods prior to the acquisition, the three months ended June 30, 2018 and March 31, 2018, as adjusted amounts are computed by adding the historical results of Infinity to the comparable consolidated GAAP financial measure reported by Kemper. The Company believes computing and presenting results on an adjusted basis are useful to investors and are used by management to provide meaningful and comparable year-over-year comparisons.

Kemper Corporation
As Adjusted for Acquisition - Consolidated Financial Highlights
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Earned Premiums
Kemper - GAAP As Reported	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$1,063.6	$1,052.9	$658.1	$609.8	$4,472.4	$3,384.4
Infinity - Prior to Acquisition	—	—	—	—	—	—	374.3	354.0	—	728.3
As Adjusted[1]	$1,145.8	$1,135.2	$1,116.6	$1,074.8	$1,063.6	$1,052.9	$1,032.4	$963.8	$4,472.4	$4,112.7

Adjusted Consolidated Net Operating Income (Loss)
Kemper	$97.9	$130.0	$91.5	$98.9	$59.9	$104.5	$36.5	$57.5	$418.3	$258.4
Infinity - Prior to Acquisition	—	—	—	—	—	—	29.5	23.8	—	53.3
Less: Impact of Purchase Accounting	(4.4)	(6.1)	(4.2)	2.1	(20.5)	(39.5)	—	—	(12.6)	(60.0)
As Adjusted[1]	$102.3	$136.1	$95.7	$96.8	$80.4	$144.0	$66.0	$81.3	$430.9	$371.7

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Property & Casualty Insurance Segment
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Earned Premiums
Kemper Specialty P&C - GAAP As Reported	$799.7	$783.4	$766.0	$729.3	$717.8	$711.2	$320.0	$278.4	$3,078.4	$2,027.4
Infinity - Prior to Acquisition	—	—	—	—	—	—	374.3	354.0	—	728.3
As Adjusted[1]	$799.7	$783.4	$766.0	$729.3	$717.8	$711.2	$694.3	$632.4	$3,078.4	$2,755.7

Current Year Non-CAT Losses and LAE
Kemper Specialty P&C - GAAP As Reported	$599.5	$579.4	$579.2	$544.3	$530.3	$527.6	$247.2	$212.3	$2,302.4	$1,517.4
Infinity - Prior to Acquisition	—	—	—	—	—	—	277.4	273.3	—	550.7
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.8	0.8	1.2	1.5	1.9	2.5	—	—	4.3	4.4
As Adjusted[1]	$598.7	$578.6	$578.0	$542.8	$528.4	$525.1	$524.6	$485.6	$2,298.1	$2,063.7

Insurance Expenses
Kemper Specialty P&C - GAAP As Reported	$150.7	$139.2	$140.9	$124.8	$148.0	$176.8	$49.0	$47.9	$555.6	$421.7
Infinity - Prior to Acquisition	—	—	—	—	—	—	68.1	65.4	—	133.5
Less: Impact of Purchase Accounting
Amortization of VOBA	0.6	0.6	0.8	1.5	42.0	97.3	—	—	3.5	139.3
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	—	—	(3.1)	(12.1)	(24.2)	(56.2)	—	—	(15.2)	(80.4)
Amortization of VOBA, Net of Legacy Infinity DPAC	0.6	0.6	(2.3)	(10.6)	17.8	41.1	—	—	(11.7)	58.9
Amortization of Finite Life Intangible Assets Acquired	1.2	3.3	3.3	3.3	3.3	3.3	—	—	11.1	6.6
Other	3.4	3.4	3.4	3.4	3.4	3.4	—	—	13.6	6.8
Total Purchase Accounting Adjustments	5.2	7.3	4.4	(3.9)	24.5	47.8	—	—	13.0	72.3

As Adjusted[1]	$145.5	$131.9	$136.5	$128.7	$123.5	$129.0	$117.1	$113.3	$542.6	$482.9

Underlying Combined Ratio[1]
Kemper Specialty P&C Segment	93.8%	91.8%	94.0%	91.7%	94.5%	99.1%	92.5%	93.4%	92.7%	95.7%
As Adjusted[1]	93.1%	90.7%	93.3%	92.1%	90.8%	92.0%	92.4%	94.7%	92.3%	92.4%

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 33.

Kemper Corporation
Selected Financial Information
As Adjusted for Acquisition - Specialty Personal Automobile Insurance
(Dollars in Millions)
(Unaudited)

	Three Months Ended								Year Ended
	Dec 31, 2019	Sep 30, 2019	Jun 30, 2019	Mar 31, 2019	Dec 31, 2018	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2019	Dec 31, 2018
Earned Premiums
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$733.1	$719.2	$703.7	$669.6	$660.5	$655.3	$307.5	$266.2	$2,825.6	$1,889.5
Infinity - Prior to Acquisition	—	—	—	—	—	—	332.6	314.2	—	646.8
As Adjusted[1]	$733.1	$719.2	$703.7	$669.6	$660.5	$655.3	$640.1	$580.4	$2,825.6	$2,536.3

Current Year Non-CAT Losses and LAE
Kemper Specialty Personal Automobile Insurance	$557.5	$538.2	$537.0	$498.8	492.0	$485.6	$237.8	$202.8	$2,131.5	$1,418.2
Infinity - Prior to Acquisition	—	—	—	—	—	—	244.5	242.3	—	486.8
Less: Impact of Purchase Accounting
Amortization of Fair Value Adjustment to Infinity's Unpaid Loss and LAE	0.6	0.6	0.9	1.3	1.5	2.0	—	—	3.4	3.5
As Adjusted[1]	$556.9	$537.6	$536.1	$497.5	$490.5	$483.6	$482.3	$445.1	$2,128.1	$1,901.5

Insurance Expenses
Kemper Specialty Personal Automobile Insurance - GAAP As Reported	$138.1	$128.4	$128.9	$114.7	$132.5	$160.8	$46.7	$45.2	$510.1	$385.2
Infinity - Prior to Acquisition	—	—	—	—	—	—	60.8	58.5	—	119.3
Less: Impact of Purchase Accounting
Amortization of VOBA	0.4	0.4	0.7	1.3	37.7	87.8	—	—	2.8	125.5
Amortization of Estimated Legacy Infinity Deferred Policy Acquisition Costs ("DPAC")	—	—	(2.8)	(9.8)	(21.9)	(48.7)	—	—	(12.6)	(70.6)
Amortization of VOBA, Net of Legacy Infinity DPAC	0.4	0.4	(2.1)	(8.5)	15.8	39.1	—	—	(9.8)	54.9
Amortization of Finite Life Intangible Assets Acquired	1.1	3.0	3.0	3.0	3.0	3.0	—	—	10.1	6.0
Other	3.0	3.0	3.0	3.0	3.0	3.0	—	—	12.0	6.0
Total Purchase Accounting Adjustments	4.5	6.4	3.9	(2.5)	21.8	45.1	—	—	12.3	66.9

As Adjusted[1]	$133.6	$122.0	$125.0	$117.2	$110.7	$115.7	$107.5	$103.7	$497.8	$437.6

Underlying Combined Ratio[1]
Kemper Specialty Personal Automobile Insurance	94.8%	92.8%	94.6%	91.6%	94.6%	98.6%	92.5%	93.2%	93.5%	95.5%
As Adjusted[1]	94.2%	91.7%	93.9%	91.8%	91.0%	91.5%	92.1%	94.6%	92.9%	92.2%

1 As Adjusted is a non-GAAP financial measure, which is computed by excluding the impact of purchase accounting in 2018 and including the historical results of Legacy Kemper and Legacy Infinity in periods prior to the acquisition date of July 2, 2018. See page 33.